Exhibit 32.01

                      FNB FINANCIAL SERVICES CORPORATION

                  Certification of Periodic Financial Report
                      Pursuant to 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of FNB Financial Services Corporation (the "Company") certify that the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 9, 2004              /s/ ERNEST J. SEWELL
                                    --------------------
                                     Ernest J. Sewell
                                     Chief Executive Officer


Dated:  August 9, 2004              /s/ MICHAEL W. SHELTON
                                    ----------------------
                                     Michael W. Shelton
                                     Chief Financial Officer


*This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.